UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)             October 6, 2009
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_______________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.  Other Events.

     On October 6, 2009, Unisys Corporation issued a news release announcing that its Board of Directors has approved a one-for-ten reverse stock split of Unisys common stock. The company anticipates the stock split will be effective on or about October 26, 2009. Unisys stockholders authorized the Board of Directors to approve a reverse stock split at a ratio of between one-for-five and one-for-twenty at the company's 2009 Annual Meeting in May. The company's news release is filed as Exhibit 99 to this Current Report.


Item 9.01.    Financial Statements and Exhibits.

(d)  The following exhibit is being filed herewith:

     99   News Release, dated October 6, 2009, of Unisys Corporation






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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: October 6, 2009                             By: /s/ Janet B. Haugen
                                                      -------------------
                                                      Janet B. Haugen
                                                      Senior Vice President and
                                                      Chief Financial Officer













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                              EXHIBIT INDEX
                              -------------


Exhibit
No.
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99    News Release, dated October 6, 2009, of Unisys Corporation